SUPPLEMENTAL INFORMATION	12 Months Ended
Dec. 31, 2021
Supplemental Cash Flow Information [Abstract]
SUPPLEMENTAL INFORMATION

29.	SUPPLEMENTAL INFORMATION
In the year ended December 31, 2021, the Company received a distribution from DNK, the Norwegian Shipowners Mutual War Risk Insurance Association, of $13.4 million, after tax of $4.5 million. The gross distribution of $17.9 million was recorded in Other non-operating items, net in the Consolidated Statement of Operations.

In the year ended December 31, 2020, the Company agreed with SFL to terminate the long-term charter for one vessel. The Company recognized a reduction in finance lease obligations of $24.0 million in the year ended December 31, 2020 in respect of this vessel.

Further information on the termination of long-term charters with SFL can be found in Note 18.

In the year ended December 31, 2020, the Company completed the sale of its 71.38% ownership interest in SeaTeam Management to OSM for consideration of $10.7 million, $5.4 million of which was received on October 20, 2020 upon the completion of the sale. In the year ended December 31, 2021 the Company received two equal payments of $2.7 million on April 1, 2021 and on December 1, 2021. Further information on the sale of Seateam Management can be found in Note 10.

In the year ended December 31, 2019, the Company issued 16,035,856 shares as part of the consideration under the SPA to acquire 10 Suezmax tankers from Trafigura. The shares have been recorded at the grant date fair value of $7.92 per share, totaling $127.0 million. In the year ended December 31, 2020, the Company delivered 5 vessels previously recognized as finance leases. On closing of the Acquisition, $333.5 million right-of-use assets were transferred to vessels and equipment. See Note 5. for full details of the accounting for this transaction.